                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 27, 1998
                                                --------------------------------

                         Central Garden & Pet Company
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            (Exact name of registrant as specified in its charter)



        Delaware                     0-20242                   68-0275553
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(State or other jurisdiction     (Commission File           (IRS Employer
     of incorporation)                Number)              Identification No.)



  3697 Mount Diablo Boulevard, Suite 310, Lafayette, California        94549
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  (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (510) 283-4573
                                                  ------------------------------

                                Inapplicable
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         (Former name or former address if changed since last report)



Exhibit Index located on page 3
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Item 2.  Other Events

         On March 4, 1998, Central Garden & Pet Company issued a press release announcing the consummation of the acquisition of the outstanding stock of Pennington Seed, Inc., a manufacturer of proprietary branded grass and wild bird seed, including such brand names as Pennington Seed(R), Green Charm(R), Penkoted(R) and Eliminator(R).

Item 7.  Financial Statement and Exhibits

         (a)(1) Financial Statements relating to Pennington Seed, Inc. will be filed by amendment to this Form 8-K not later than 60 days after this Report on Form 8-K must be filed.

         (a)(2) Accountant's report will be filed by amendment to this Form 8-K not later than 60 days after this Report on Form 8-K must be filed.

         (b)(1) Pro Forma Condensed Financial Information will be filed by amendment to this Form 8-K not later than 60 days after this Report of Form 8-K must be filed.

         (c)       See attached Exhibit Index.



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                                 EXHIBIT INDEX



Number     Exhibit
------     -------

99.1 Agreement and Plan of Reorganization dated as of February 17, 1998 among Pennington Seed, Inc., the stockholders of Pennington Seed, Inc., Central Garden & Pet Company and PS Sub, Inc. (the "Merger Agreement").

99.2       Amendment No. 1 to the Merger Agreement dated February 27, 1998.

99.3       Press Release dated March 4, 1998.



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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CENTRAL GARDEN & PET COMPANY


                          By  /s/ Robert B. Jones
                              ---------------------------
                              Robert B. Jones, Vice President
                              and Chief Financial Officer


Dated:  March 10, 1998



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